                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549



                                     FORM 8-K/A



                                   CURRENT REPORT


                      Pursuant to Section 13 or 15 (d) of the
                          Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  JANUARY 14, 1998


                              PRIME GROUP REALTY TRUST
               (Exact name of Registrant as specified in its Charter)





          MARYLAND                     1-13589                 36-4173047
(State or other jurisdiction of    (Commission File         (I.R.S. Employer
incorporation or organization)          Number)             Identification No.)

77 West Wacker Drive, Suite 3900, Chicago, Illinois             60601
     (Address of principal executive offices)                (Zip Code)

                                    (312) 917-1300
                 (Registrant's telephone number, including area code)

                                         N/A
                           (Former name or former address,
                            if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

As reported on Form 8-K filed with the Securities and Exchange Commission on January 14, 1998, Prime Group Realty Trust (the "Company") acquired the office property known as 33 North Dearborn for approximately $32.3 million.

Financial statements for this acquisition are included in this Form 8-K/A.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements Under Rule 3-14 of Regulation S-X


                                                                      PAGE
     (i)  Statements of revenue and expenses of 33 North Dearborn

     Report of Independent Auditors                                   4
     Statements of Revenue and Certain Expenses for the year ended
        December 31, 1996 (Audited) and for the nine months ended
        September 31, 1997 (Unaudited)                                5
        Notes to Statements of Revenue and Certain Expenses           6-7


(b)  Pro Forma Financial Statements                                   8

The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996, were prepared as if each of the following had occurred on January 1, 1996: (i) the Company had sold 12.38 million of its common shares of beneficial interest at $20.00 per share (the "Offering") and contributed the net proceeds to Prime Group Realty, L.P. (the "Operating Partnership"), (ii) the Company had sold 2.0 million shares of its cumulative convertible preferred shares of beneficial interest at $20.00 per share (the "Private Placement") and contributed the net proceeds to the Operating Partnership, (iii) Prime Group, Inc. ("PGI") and other individuals had contributed certain of their respective properties and operations, as described in the Company's Prospectus dated November 11, 1997 as filed with the Securities and Exchange Commission on November 13, 1997 (the "Prospectus"), to the Operating Partnership, (iv) the Operating Partnership had issued 4.57 million common units for $85.0 million to a partnership owned 60% by PGI and 40% by certain affiliates of Blackstone Real Estate Advisors, L.P., (v) the Operating Partnership acquired various office and industrial properties (including 33 North Dearborn), (vi) the Operating Partnership acquired Continental Office, Ltd. and Continental Offices, Ltd. Realty, construction/property management companies, (vii) the Operating Partnership acquired the first mortgage notes encumbering Continental Towers and 180 North LaSalle Street (the operations of Continental Towers have been consolidated), (viii) the Operating Partnership repaid debt on certain of its properties, as described in the Prospectus, (ix) the Operating Partnership financed certain acquisitions with borrowings under new mortgage notes and a line of credit facility, and (x) the Company sold 600,000 shares of its common shares of beneficial interest pursuant to the underwriter's over allotment option and received net proceeds therefrom of approximately $11.25 million.

The acquisition of 33 North Dearborn increased pro forma revenue, expenses and net income by $4,457, $5,008 and ($306), respectively, for the nine months ended September 30, 1997 and $6,066, $6,684 and ($343), respectively, for the year ended December 31, 1996.

The unaudited pro forma Condensed Consolidated Statements of Operations should be read in conjunction with unaudited Pro Forma condensed consolidated financial statements and all of the historical financial statements contained in the Prospectus. In management's opinion, all adjustments necessary to reflect the effects of the Offering and the Private Placement have been made.

The unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company are not necessarily indicative of what the actual results of operations would have been assuming the Offering and the Private Placement had occurred at the dates indicated above, nor do they purport to represent the future results of operations of the Company.

(c) Exhibits

None.

                           REPORT OF INDEPENDENT AUDITORS



Board of Trustees
Prime Group Realty Trust


We have audited the accompanying Statement of Revenue and Certain Expenses of 33 North Dearborn (the Property) for the year ended December 31, 1996. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Prime Group Realty Trust as described in Note 2 and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                        ERNST & YOUNG LLP


Chicago, Illinois
November 24, 1997

                                 33 NORTH DEARBORN
                     STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                                   (in thousands)


                                                                  PERIOD FROM
                                                               JANUARY 1, 1997 TO
                                           YEAR ENDED          SEPTEMBER 30, 1997
                                        DECEMBER 31, 1996          (UNAUDITED)
                                        -----------------      -------------------
Revenue
Rental                                        $  4,532            $  3,417
Tenant reimbursements                            1,445                 989
Other income                                        89                  51
                                        -----------------      -------------------
Total revenue                                    6,066               4,457
                                        -----------------      -------------------

Expenses
Cleaning                                           403                 316
Utilities                                          599                 458
Other property operating                         1,321                 959
Real estate taxes                                1,408               1,059
                                        -----------------      -------------------
Total expenses                                   3,731               2,792
                                        -----------------      -------------------

Revenue in excess of certain expenses         $  2,335            $  1,665
                                        -----------------      -------------------
                                        -----------------      -------------------



SEE ACCOMPANYING NOTES.

                                  33 NORTH DEARBORN

                 NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                                    (in thousands)

1.   BUSINESS

     The accompanying Statements of Revenue and Certain Expenses relate to the operations of 33 North Dearborn, an office building located in Chicago, Illinois (the Property). As of September 30, 1997, the Property had sixty tenants (unaudited).

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Prime Group Realty Trust. The statements are not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily depreciation and amortization which may not be comparable to the expenses expected to be incurred by Prime Group Realty Trust in future operations of the Property, have been excluded.

REVENUE AND EXPENSE RECOGNITION

     Revenue is recognized in the period in which it is earned. Expenses are recognized in the period incurred.

USE OF ESTIMATES

     The preparation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting periods. Actual results could differ from these estimates.

3.   INTERIM PERIOD (UNAUDITED)

     The unaudited Statement of Revenue and Certain Expenses for the period from January 1, 1997 to September 30, 1997 has been prepared in accordance with generally accepted accounting principles for interim financial information. In the opinion of management, all adjustments of a normal recurring nature considered necessary for a fair presentation have been included. Operating results for the period from January 1, 1997 to September 30, 1997, are not necessarily indicative of future operating results.

4.   RENTALS

     The Property has lease agreements with lease terms ranging from one year to twenty years. The leases generally provide for tenants to share in increases in operating expenses and real estate taxes in excess of specified base amounts. The total future minimum rentals to be received under such noncancelable operating leases as of September 30, 1997, exclusive of tenant reimbursements and contingent rentals, are as follows:

                    YEAR ENDED DECEMBER 31        AMOUNT
                    ----------------------        ------
                    1997                          $  1,122
                    1998                             4,464
                    1999                             4,230
                    2000                             3,863
                    2001                             3,271
                    Thereafter                       7,125
                                                  --------
                                                  $ 24,075
                                                  --------
                                                  --------


                               Prime Group Realty Trust
                     Pro Forma Condensed Statements of Operations
                        (in thousands, except per share data)
                                     (Unaudited)

                                                          FOR THE NINE        FOR THE YEAR
                                                          MONTHS ENDED           ENDED
                                                          SEPTEMBER 30,       DECEMBER 31,
                                                               1997                1996
                                                          -------------       ------------
REVENUE:
Rental                                                      $  54,252           $  67,270
Tenant reimbursements                                          21,794              27,877
Other                                                           5,045               9,047
                                                          -------------       ------------
TOTAL REVENUE                                                  81,091             104,194

EXPENSES:
Property operations                                            15,123              20,910
Real estate taxes                                              13,795              17,690
Depreciation and amortization                                  15,353              20,108
Interest                                                       17,250              22,200
Financing fees                                                   -                   -
General and administrative                                      4,578               7,161
Write-off of deferred costs                                      -                  3,081
Provision for environmental remediation                         3,205                -
                                                          -------------       ------------
TOTAL EXPENSES                                                 69,304              91,150
                                                          -------------       ------------

INCOME(LOSS) FROM OPERATIONS BEFORE
  SHARE OF INCOME OF INVESTMENT
  SUBSIDIARIES AND MINORITY INTEREST                           11,787              13,044

SHARE OF INCOME OF INVESTMENT SUBSIDIARIES                        170                 387
                                                          -------------       ------------

INCOME (LOSS) BEFORE PREFERRED STOCK
  AND MINORITY INTEREST                                        11,957              13,431

PREFERRED STOCK DIVIDENDS                                      (2,100)             (2,800)
                                                          -------------       ------------

INCOME (LOSS) BEFORE MINORITY INTEREST                          9,857              10,631

MINORITY INTEREST                                              (4,386)             (4,731)
                                                          -------------       ------------
NET INCOME(LOSS)                                            $   5,471            $  5,900
                                                          -------------       ------------
                                                          -------------       ------------


AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
OF BENEFICIAL INTEREST OUTSTANDING                             12,980              12,980
                                                          -------------       ------------
                                                          -------------       ------------

NET INCOME PER COMMON SHARE OF BENEFICIAL INTEREST            $  0.42             $  0.45
                                                          -------------       ------------
                                                          -------------       ------------



                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PRIME GROUP REALTY TRUST
                              Registrant

                              /s/  William M. Karnes
                              ------------------------------
                              William M. Karnes
                              Executive Vice President and
                              Chief Financial Officer

Date:  March 31, 1998








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